UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 19, 2024

ConnectM Technology Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-41389 (Commission File Number)	87-2898342 (I.R.S. Employer Identification Number)

2 Mount Royal Avenue, Suite 550 Marlborough, Massachusetts (Address of principal executive offices)	01752 (Zip code)

617-395-1333
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CNTM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 19, 2024, ConnectM Technology Solutions, Inc., a Delaware corporation (the “Company”), issued a press release announcing selected financial results for the three and nine months ended September 30, 2024.

The information furnished pursuant to this Item 2.02 (including Exhibit 99.1 hereto), shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Participants in a Solicitation

The Company has filed a definitive proxy statement dated October 30, 2024 with the SEC in connection with the solicitation of stockholder approval pursuant to Nasdaq Listing Rule 5635 in connection with the issuance of up to an aggregate of 10,391,588 shares of common stock upon the conversion of $13,739,484 of the Company’s outstanding debt into shares of common stock, par value $0.0001 (the “Proposal”). A full description of the Proposal is provided in the proxy statement. The Company urges investors, stockholders and other interested persons to read the proxy statement because it contains important information about the Proposal The definitive proxy statement has been mailed to stockholders of the Company as of a record date established for voting on the Proposal. Stockholders and other interested persons will also be able to obtain a copy of the proxy statement, without charge, by directing a request to: ConnectM Technology Solutions, Inc., 2 Mount Royal Avenue, Suite 550, Marlborough, Massachusetts 01752. The definitive proxy statement/prospectus can also be obtained, without charge, at the SEC’s website (www.sec.gov). The information contained on, or that may be accessed through, the websites referenced in this Current Report on Form 8-K is not incorporated by reference into, and is not a part of, this Report. The Company’s and its executive officers and directors may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the Proposal. Information regarding the Company’s directors and executive officers appears in the proxy statement.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute a proxy statement or solicitation of a proxy, consent, vote or authorization with respect to any securities or in respect of the Proposal and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange any securities, nor shall there be any sale, issuance or transfer of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01 Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated November 19, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: November 19, 2024

CONNECTM TECHNOLOGY SOLUTIONS, INC.

By:	/s/ Bhaskar Panigrahi
Name:	Bhaskar Panigrahi
Title:	Chief Executive Officer